                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2
            TO THE MASTER SELLER'S WARRANTIES AND SERVICING AGREEMENT

                          (NATIONAL CITY MORTGAGE CO.)

        This Amendment No. 2 (this "Amendment"), dated as of October 1, 2004, by and between Bank of America, N.A., a national banking association (the
"Purchaser") and National City Mortgage Co. (the "Company"), amends the Master
Seller's Warranties and Servicing Agreement (the "Master Agreement"), dated
September 1, 2003, by and between Banc of America Mortgage Capital Corporation
(the "Initial Purchaser") and the Company, as amended by Amendment No. 1, dated as of July 1, 2004, by and among the Purchaser, the Company and the Initial
Purchaser, and as further amended by the Master Assignment, Assumption and
Recognition Agreement (the "MAAR and collectively with the Master Agreement and
Amendment No. 1, the "Agreement"), dated as of July 1, 2004, by and among the
Initial Purchaser, the Purchaser, the Company and Wachovia Bank, National
Association.

                               W I T N E S S E T H

        WHEREAS, pursuant to the Agreement, the Company has agreed to sell from time to time to the Purchaser conventional fixed rate and adjustable rate residential first lien mortgage loans; and

        WHEREAS, the Company and the Purchaser have agreed, subject to the terms and conditions of this Amendment No. 2, that the Agreement be further amended to reflect certain agreed upon revisions to the terms thereof.

        NOW, THEREFORE, in consideration of the mutual premises and mutual obligations set forth herein and other good and valuable consideration, the
Company and the Purchaser agree as follows:

    1.  Article I of the Agreement is hereby amended by deleting the word
"following" and replacing it with "preceding" in the definition of "Remittance
Date."

    2.  Section 3.02(mm) of the Agreement is hereby amended by:

        a.  inserting the language "as amended," immediately following "Act of
1994";

        b.  inserting the language "abusive," immediately before "covered";

        c.  inserting the language ", including refinance loans," immediately before "under any other applicable state";

        d.  inserting the language "or (c) a `High Cost Loan' or `Covered Loan'
as defined in the S&P LEVELS(R) Glossary Version 5.6" immediately following
"applicable local law."

    3.  Section 3.02 of the Agreement is hereby amended by inserting the following as the new subsection (ooo) therein:

        "(ooo) No Arbitration. No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the related
        Mortgage Loan or the origination thereof."

        Upon execution of this Amendment No. 2, the Agreement as it relates to
Mortgage Loans sold to the Purchaser by the Company on or after the date hereof will be read to contain the above amendments as of the date hereof, and any future reference to this Agreement will mean the Agreement as so modified as of the date hereof and thereafter. The parties hereto acknowledge that the
Agreement has not been modified or amended, except as otherwise expressly described or provided herein.

        This Amendment No. 2 shall be construed in accordance with the laws of the State of New York, and the obligation, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        This Amendment No. 2 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

        Any capitalized terms not otherwise defined herein will have the meanings assigned to them in the Agreement.

                       [SIGNATURES ON THE FOLLOWING PAGE]

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        IN WITNESS HEREOF, the parties have caused their names to be signed to this Amendment No. 2 by their respective duly authorized officers as of the date first written above.

BANK OF AMERICA, N.A.                       NATIONAL CITY MORTGAGE CO.
Purchaser                                   Company

By: /s/ Bruce W. Good                       By: Theodore W. Tozer
    -----------------------------------         --------------------------------

Name: Bruce W. Good                         Name: Theodore W. Tozer
      ---------------------------------           ------------------------------

Title: Vice President                       Title: Senior Vice President
       --------------------------------            -----------------------------

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